Exhibit 10.1

Execution Copy

THIRD AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

by and among

NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC,

as Borrower,

VERSAILLES ASSETS LLC,

as Lender,

and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

and consented and agreed to by

NEWSTAR FINANCIAL, INC.,

as Collateral Servicer and as Originator

Dated as of August 20, 2013

THIRD AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of August 20, 2013 (this “Amendment”), is by and among NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”), VERSAILLES ASSETS LLC, a Delaware limited liability company (constituting all of the Lenders to the Credit Agreement (as defined below), the “Lender”), NATIXIS, NEW YORK BRANCH, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”) and consented and agreed to by NEWSTAR FINANCIAL, INC., a Delaware corporation (together with its successors and assigns and in its capacities as collateral servicer, the “Collateral Servicer” and as originator, the “Originator”). Reference is hereby made to that certain Revolving Credit and Security Agreement dated as of February 16, 2012, as amended by the First Amendment to Revolving Credit and Security Agreement dated as of July 26, 2012, and as further amended by the Second Amendment to Revolving Credit and Security Agreement dated as of May 17, 2013 (as further amended by this Amendment, the “Credit Agreement”), among the Borrower, the LENDERS referred to therein, the Administrative Agent and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as trustee for the Secured Parties. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower, the Lender and the Administrative Agent desire to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, prior written notice of this Amendment has been provided to the Rating Agency and the Trustee; and

WHEREAS, the Collateral Servicer and Originator have indicated their consent to this Amendment by signing below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1.01 (Definitions).

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting “$150,000,000” from clause (a) of the definition of “Total Commitment” and inserting in lieu thereof “$175,000,000”.

(b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “Reinvestment Period” in its entirety and inserting in lieu thereof the following:

“Reinvestment Period” means the period from and including the Closing Date to and excluding the earliest of (a) September 30, 2013 or the closing date of the CLO Transaction (or such later date as may be agreed by the Borrower and each of the Lenders and notified in writing to the Administrative Agent and the Trustee, but subject to satisfaction of the Rating Condition with respect to each such extension), (b) the date of the acceleration of the maturity of the Advances pursuant to Section 6.01, (c) the Collateral Servicer receives written notice of its removal for “Cause” (pursuant to and as defined in the Collateral Servicing Agreement); (d) the Collateral Servicer shall have notified the Borrower of its intention to resign as Collateral Servicer or the occurrence of any other termination of the Collateral Servicing Agreement, whether or not in accordance with its terms; or (e) termination of the Commitments in whole pursuant to Section 2.06(b).

(c) Section 1.01 of the Credit Agreement is hereby further amended by adding a new definition of “CLO Transaction” in the proper alphabetical order:

“CLO Transaction” means a collateralized loan obligation transaction pursuant to that certain engagement letter dated as of September 23, 2011, as amended by the letter agreement dated June 14, 2013, between NewStar Financial, Inc. and Natixis.

1.2 Amendments to Schedules.

(a) Schedule 1 of the Credit Agreement is hereby amended by deleting Schedule 1 in its entirety and inserting in lieu thereof the following:

SCHEDULE 1

Initial Commitments And Percentages

Name of Lender	Commitment	Percentage
Versailles Assets LLC	$175,000,000	100.00%

TOTAL	$175,000,000	100.00%

SECTION 2. CONDITIONS TO EFFECTIVENESS

2.1 Conditions Precedent. This Amendment shall, pursuant to Section 13.01(b) and clause (a) of the definition of “Reinvestment Period” of the Credit Agreement, become effective upon the satisfaction of all of the following conditions precedent:

A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment, duly executed by each of the Borrower and the Lender.

B. Consents. The Administrative Agent shall have received the consent and agreement of each of the Collateral Servicer and Originator, which consent may be evidenced by a counterpart signature page of this Amendment, duly executed by each of the Collateral Servicer and Originator.

C. Notification. The Rating Agency and Trustee shall have received notification of this Amendment.

D. Rating Condition Not Applicable. Pursuant to clause (ii) of the definition of Rating Condition in the Credit Agreement, the Rating Condition is not applicable with respect to this action, as the Administrative Agent and the Lender have provided their written approval, as evidenced by their signatures hereto, and the Rating Agency shall have received written notification of this Amendment.

SECTION 3. CREDIT AGREEMENT CONFIRMED

3.1 Except as expressly amended by this Amendment, the Credit Agreement is in all respects ratified and confirmed and the Credit Agreement shall remain in full force and effect and shall be read, taken and construed as one and the same instrument, and no other amendment, waiver or other modification of any provision of the Credit Agreement shall be effective unless signed by the parties hereto.

SECTION 4. SUCCESSORS AND ASSIGNS

4.1 This Amendment applies to, inures to the benefit of, and binds all parties hereof and their permitted successors and assigns in accordance with Section 13.06 of the Credit Agreement.

SECTION 5. GOVERNING LAW

5.1 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 6. ENTIRE AGREEMENT

6.1 This Amendment constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

SECTION 7. COUNTERPARTS

7.1 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC, as Borrower

By: NewStar Financial, Inc., as its Designated Manager

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf Title: Treasurer

VERSAILLES ASSETS LLC, as Lender

By:	/s/ BERNARD J. ANGELO
Name: Bernard J. Angelo Title: Senior Vice President

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:	/s/ LORRAINE MEDVECKY
Name: Lorraine Medvecky Title: Managing Director

By:	/s/ DAVID DUNCAN
Name: David Duncan Title: Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Third Amendment to Revolving Credit and Security Agreement]

CONSENTED AND AGREED TO:

NEWSTAR FINANCIAL, INC., as Collateral Servicer and as Originator

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf Title: Treasurer

[Signature Page to Third Amendment to Revolving Credit and Security Agreement]